Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
19.	Commitments and Contingencies

(a)	Commitments
Convertible Senior Notes
The Group’s convertible senior notes are to repay the principal amount and cash interests in connection with the April 2026 Notes, 2027 Notes and December 2026 Notes. The expected repayment schedules of the April 2026 Notes, 2027 Notes and December 2026 Notes has been disclosed in Note 14.

(b)	Litigation
From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows.
However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded material liabilities in this regard as of December 31, 2022 and 2023, respectively.